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EXHIBIT 10.45
                            FIRST AMENDMENT TO LEASE



     THIS FIRST AMENDMENT TO LEASE is made and entered into April 12, 1995 by and between RIGGS NATIONAL BANK OF WASHINGTON, D.C. AS TRUSTEE OF THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST FORMED UNDER 12 C.F.R. SECTION 9.18 ("LANDLORD"), AND TELCO SYSTEMS, INC., A DELAWARE CORPORATION ("Tenant").

                                   RECITALS:
                                   ---------

     A. Landlord's predecessor-in-interest, Pactel Properties, a California Corporation, and Tenant entered into that certain Standard Triple Net Industrial Lease dated May 3, 1990 (the "Original Lease"), covering certain premises consisting of approximately 62,261 rentable square feet (the "Original Premises") located in Building 10 in the project commonly known as Northport Business Park ("Project") and more particularly known as 4305 Cushing Parkway, Fremont, California (the "Original Building").

     B. Tenant desires to expand its current operations and, in connection therewith, Landlord and Tenant, subject to the terms and conditions contained herein, have agreed as follows:

          1. Landlord shall attempt to purchase approximately 7.58 acres of real property located in the Project as more particularly described on EXHIBIT A-1 attached hereto ("Underlying Real Property").

2. After acquisition of the Underlying Real Property, Landlord shall construct a building on the Underlying Real Property of approximately 115,000 rentable square feet.

          3. After acquisition of the Underlying Real Property and construction of the new building, Tenant shall vacate the Original Premises and occupy a portion of the new building consisting of approximately 85,000 rentable square feet as more particularly described on EXHIBIT B attached hereto.

     C. In connection with the transaction described above, Landlord and Tenant desire to amend the Original Lease to, among other things, revise the description of the premises, adjust the rent, extend the lease term, provide an option for Tenant to terminate the Lease, provide a right of first refusal for Tenant on certain additional space located within the new building, provide Tenant an option to purchase, and to make other related changes as provided below.

     NOW, THEREFORE, for good and adequate consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby amend the Original Lease and agree as follows:

     1. DEFINED TERMS. All capitalized terms used in this First Amendment shall have the meanings given in the Original Lease, unless otherwise defined herein or amended in the revised Schedule A - BASIC LEASE INFORMATION attached hereto pursuant to Section 2 below. For purposes of this First Amendment, the term "Lease" shall be defined herein to include the Original Lease and this First Amendment.

     1.A. EFFECTIVE DATE. Each provision of this First Amendment which deletes, replaces, amends or revises any portion of the Original Lease, shall not delete, replace amend or revise the Original Lease until the Effective Date of this First Amendment, with the exception of Paragraph 3.2. DELAY IN POSSESSION and Paragraph 47. EXPANSION OPTION/FIRST RIGHT OF REFUSAL (PRIOR TO COMMENCEMENT DATE), both of which shall be effective upon execution hereof.
The "Effective Date" is defined as the earlier of either Tenant's occupancy of the new building or the Commencement Date, as defined in Paragraph 4 of this First Amendment. Notwithstanding the foregoing, this First Amendment shall be in full force and effect and binding upon the parties immediately upon execution.

     1.B. DEFAULTS UNDER ORIGINAL LEASE. If, on the Effective Date, Tenant or Landlord are in default under any term of the Original Lease, or there exists any other dispute between Tenant and Landlord with respect to any right, promise or obligation contained in the Original Lease, the terms of the Original Lease in its unamended form, notwithstanding the changes contemplated in this First Amendment, shall apply to such default and/or dispute.





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     1.C. PARAGRAPH 1. DEFINITIONS.  Paragraph 1.2. COMMENCEMENT DATE of the
Original Lease is hereby deleted in its entirety and replaced with the following: Defined in Paragraph 3.1. TERM, herein.

     2. SCHEDULE A - BASIC LEASE INFORMATION. SCHEDULE A - BASIC LEASE INFORMATION, which is attached to the Original Lease, shall be deleted in its entirety upon the Commencement Date and replaced with the revised SCHEDULE A - BASIC LEASE INFORMATION attached to this First Amendment.

     3. ACQUISITION OF UNDERLYING REAL PROPERTY. The parties hereby acknowledge that in order to complete this transaction and construct the new building described above, Landlord or an affiliate of Landlord must acquire the Underlying Real Property from Calfront Associates ("Calfront").
Notwithstanding anything to the contrary contained herein, if Landlord or an affiliate of Landlord fails for any reason to close escrow for its acquisition of the Underlying Real Property from Calfront, this First Amendment, and the terms and conditions contained herein, shall terminate and be of no further force and effect and the Original Lease shall thereafter continue in full force and effect without regard to the provisions of this First Amendment.

     4. PARAGRAPH 3.1. TERM. Paragraph 3.1. TERM is hereby deleted in its entirety and replaced with the following: This Lease shall be for the Term specified in Schedule A, commencing on the Commencement Date. The Commencement Date ("Commencement Date") shall occur on the later of (i) the Estimated Commencement Date specified in Schedule A, or (ii) Substantial Completion (as defined below) of Landlord's Work. The term Substantial Completion shall mean the date on which the following have occurred: (x) substantial completion of Landlord's Work in compliance with the approved Final Plans and Specifications and substantial completion of the Building Shell in compliance with the Building Specifications as defined in Exhibit D, and, in each case, in compliance with applicable law and good practice in the construction industry, excluding any changes approved by Landlord and/or Tenant or minor field changes and excluding punch list items which do not prevent Tenant from using the Premises for their intended use; (y) Landlord has delivered possession of the Premises to Tenant; and (z) Landlord has delivered to Tenant a Notice of Completion.

     5. PARAGRAPH 3.2. DELAY IN POSSESSION. Paragraph 3.2 DELAY IN POSSESSION is hereby deleted in its entirety and replaced with the following:
Notwithstanding the Estimated Commencement Date, if for any reason the Commencement Date, as defined in Paragraph 6 of Exhibit D, does not occur on or before October 1, 1995, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder but in such case, Tenant shall not be obligated to pay the new Base Monthly Rent as provided in the revised Schedule A attached hereto and Additional Rent until the Commencement Date. Provided, however, if Landlord shall not have delivered possession of the Premises within 120 days of the Estimated Commencement Date, either Landlord or Tenant may, by notice in writing to the other party within ten (10) days thereafter, cancel this Lease effective as of the date of receipt of such notice (the "Termination Date"), in which event the parties shall be discharged from all obligations hereunder; provided that such 120 day period shall be subject to extensions for any delays due to acts of God, strikes, fire, weather, casualty, war, acts of governmental bodies, inability to obtain labor or materials or other causes beyond Landlord s reasonable control and provided that Tenant's right to cancel this Lease after such 120 day period shall be subject to extensions for Tenant Delays, as defined in Paragraph 6 of Exhibit D. If the Commencement Date is delayed and neither party elects to cancel this Lease, the Expiration Date shall be automatically extended beyond the Estimated Commencement Date by the number of days of such delay. Notwithstanding anything to the contrary contained herein, if, upon Substantial Completion, Landlord delivers possession of the Premises to Tenant after the Estimated Commencement Date except as the result of Tenant Delays as defined in EXHIBIT D or force majeure, then commencing on the actual Commencement Date, Tenant shall receive a free rent period during which Tenant shall be relieved of its obligation to pay Base Monthly Rent under this Lease. Such free rent period shall be equal to the number of days between the Estimated Commencement Date and the actual Commencement Date.

     6. ORIGINAL LEASE. Notwithstanding anything to the contrary herein, the Term of the Original Lease shall continue in full force and effect with respect to the Original Premises until the later of (i) fifteen (15) days after the Commencement Date, or (ii) the date which is one hundred eighty (180) days after the Termination Date, as set forth above. Following the original Expiration





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Date of the Original Lease on September 23, 1995, the Original Lease shall continue on the same terms and conditions as applied during the month of August, 1995, except that Base Monthly Rent shall be $46,073.14. Notwithstanding the above, upon the Commencement Date, Tenant's obligation to pay Base Monthly Rent and Additional Rent for the Original Premises shall cease unless Tenant holds over beyond the period described in subsection (i), above.

     7. PARAGRAPH 3.3 EARLY POSSESSION. Paragraph 3.3 EARLY POSSESSION shall be deleted in its entirety and replaced with the following: If Landlord, after Substantial Completion, delivers possession of the Premises to Tenant prior to the Estimated Commencement Date, such occupancy shall be subject to all provisions of the Lease with the exception of payment of Base Monthly Rent, which shall be payable commencing on the Commencement Date. Tenant's early occupancy for the purposes of conducting business in the Premises shall not advance the Commencement Date but shall extend the Expiration Date by a period equal to the number of days of Tenant's possession prior to the Estimated Commencement Date.

     8.   PARAGRAPH 4.3 OPERATING EXPENSES.

          a.   The following is hereby added to the end of Paragraph 4.3 (a):
Notwithstanding anything to the contrary contained herein, Additional Rent pertaining to any Property Management fees, whether property management is performed by Landlord or any third party, shall not exceed 3% of the total Base Monthly Rent and Additional Rent payable by Tenant at anytime during the Lease. Nothwithstanding the foregoing, Tenant shall have no obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following claims, losses, fees, charges, costs or expenses (collectively, Costs"): (i) Costs to correct any construction defect in the Building or Landlord's Work; (ii) Costs to respond to any claim of Hazardous Material contamination or damage, to remove any Hazardous Material from the Building or Underlying Real Property, and other Costs incurred in connection with any Hazardous Material exposure or release, except to the extent caused by Tenant, its agents, employees, invitees, contractors, customers, or any other individual or entity related to or connected with Tenant (collectively, Tenant s Agents"), to the extent any such Costs are caused by Tenant or Tenant s Agents, such Costs shall be recoverable by Landlord pursuant to the indemnity contained in Paragraph 7.1; (iii) Costs incurred to correct any damage or destruction caused by fire, Act of God or other casualty, except as provided in sections (x) and (y) below and in Paragraph 7. INDEMNITY; INSURANCE and Paragraph 8. DAMAGE OR DESTRUCTION in the Lease; and (iv) Costs for annual earthquake insurance premiums in excess of an amount equal to three times the annual premium for Property insurance to be maintained pursuant to Paragraph
7.3 (b) of this Lease. Tenant shall not be obligated to pay any deductible or co- insurance amounts in excess of the following: (x) with respect to the property insurance to be maintained pursuant to Paragraph 7.3 (b) of the Lease, any amount in excess of $50,000 per occurrence; and (y) with respect to earthquake insurance carried pursuant to Paragraph 7.3 (c), such cost shall be amortized over the useful life of the Building element or elements restored, together with interest at the rate of ten percent (10%) per annum, and Tenant shall pay an amount equal to the amortized amount with each payment of Base Monthly Rent. In no event will the deductible amount for earthquake insurance which is used to calculate the reimbursement amount described in the preceding sentence exceed ten percent (10%) of the replacement cost of the Building.

          b. The following is hereby added as Paragraph 4.3 (e): Not more than once in any three (3) year period, Tenant shall have the right to request from Landlord a list of vendors performing work for Landlord, the cost of which is being passed on to Tenant in the form of Operating Expenses. Such list shall also contain a breakdown of the costs incurred by Landlord for each vendor listed thereon. Tenant shall notify Landlord in writing of such request at least thirty (30) days prior to the end of any calendar year and Landlord shall provide Tenant with such list at the same time as Landlord delivers to Tenant Landlord's Expense Statement for such calendar year. If Tenant determines that the work performed by any of the vendors on such list can be performed by other reputable vendors at a lower cost, Tenant may suggest to Landlord in writing the name of such other vendors and Landlord agrees to discuss the selection of such vendors with Tenant. Notwithstanding the above, Tenant acknowledges that the final decision with respect to choosing any vendor shall rest solely with Landlord.

     9. PARAGRAPH 5.2. COMPLIANCE WITH LAW AND RESTRICTIONS. The following shall be added to the end of Paragraph 5.2 (a): Notwithstanding anything to the contrary above, Tenant shall be required to comply with all covenants, conditions and restrictions, insurance underwriter's requirements and laws, except to the extent such compliance requires the investigation, remediation, removal or clean-up of Hazardous Materials, unless the same were stored, used or disposed of by





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Tenant or Tenant's Agents on or about the Premises, and except to the extent such compliance requires the construction of capital improvements which would be properly capitalized under generally accepted accounting principles.

     10. PARAGRAPH 5.3. CONDITION OF PREMISES. The following shall be added as section (c) to Paragraph 5.3. CONDITION OF PREMISES: Notwithstanding the above, Landlord shall repair any construction defects which materially interfere with Tenant's use of the Premises or prevents Tenant from using the Premises for its intended purpose. Any such repair costs incurred by Landlord shall not be passed throught to Tenant as Operating Expenses.

     11. PARAGRAPH 5.4. HAZARDOUS SUBSTANCES. The following shall be added after the word "permit" in the fifth and ninth lines of Paragraph 5.4. HAZARDOUS SUBSTANCES: Tenant's Agents to cause or, to the extent commercially possible, allow others to cause.

     12.  PARAGRAPH 6.2. TENANT'S OBLIGATIONS.

     a. The following shall be added after the phrase "(unless Landlord has elected to keep and maintain the HVAC systems" in the fourteenth line of Paragraph 6.2 (a): and/or the roof surface.

     b. The following shall be added to the end of Paragraph 6.2 (a): Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvement to the Building, excluding Tenant's Work as described in Exhibit D, or any alteration made by Tenant to the Premises: (i) occationed by fire, acts of God or other casualty; (ii) required as a consequence of any violation of covenants, conditions and restrictions, insurance underwriter's requirements or applicable law, except as a result of any act of Tenant or Tenant's Agents;
(iii) which would properly be capitalized under generally accepted accounting principles, unless required because of misuse by Tenant or a breach of Tenant s obligations to maintain; (iv) which would require the investigation, remediation, removal or clean-up of Hazardous Materials, unless the same were stored, used or disposed of by Tenant or Tenant's Agents on or about the Premises.

     13. PARAGRAPH 6.3. ALTERATIONS. The following figure shall be deleted from the first sentence of Paragraph 6.3. ALTERATIONS: $10,000; Such figure shall be replaced with the following figure: $25,000.

     14.  PARAGRAPH 7.1. INDEMNITY.     The last sentence of Paragraph 7.1.
INDEMNITY is hereby deleted in its entirety and replaced with the following:
Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of injury to Tenant's business, loss of income, damage to property or injury to persons in, on or about the Premises arising from any cause other than (i) Hazardous Materials existing in, on or about the Premises as of the date hereof, or (ii) Hazardous Materials whose presence in, on or about the Property is attributable to Landlord, its agents, employees or contractors. Notwithstanding any other provision of this Lease, Tenant shall have no responsibility to perform, or reimburse any cost related to, any investigation, remediation, removal or clean up of Hazardous Materials, unless the same were stored, used or disposed of by Tenant or Tenant's Agents in, on or about the Property.

     15. PARAGRAPH 7.3. LANDLORD'S INSURANCE. The following shall be added after the phrase "Property Insurance covering loss or damage to the Building" of Paragraph 7.3 (b): including the Landlord's Work.

     16. PARAGRAPH 7.3. LANDLORD'S INSURANCE. The following shall be added after the phrase "Notwithstanding the foregoing" of the second paragraph of Paragraph 7.3 (c): provided Tenant occupies the entire Building.

     17. PARAGRAPH 8.2. PARTIAL DAMAGE - INSURED LOSS. The following shall be added after the phrase "damage to the Building" of the seventh line of Paragraph 8.2. PARTIAL DAMAGE - INSURED LOSS: including Landlord's Work.

     18. PARAGRAPH 8.3. PARTIAL DAMAGE - UNINSURED LOSS. The following shall be added after the word "Premises" of the eighteenth line of Paragraph 8.3. PARTIAL DAMAGE - UNINSURED LOSS: including Landlord's Work.





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     19.  PARAGRAPH 11.4. NOTICE OF ASSIGNMENT OR SUBLETTING.  The second  and third sentences of Paragraph 11.4. NOTICE OF ASSIGNMENT OR SUBLETTING are hereby replaced with the following: Landlord shall respond to Tenant's request for consent within ten (10) business days of submission of all requested information. For a period of ten (10) business days after such notice, accompanied by all supporting documents, is given, Landlord shall have the right by written notice to Tenant to terminate this Lease as of the date specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after such notice is given. Notwithstanding the foregoing, Landlord shall have no right to terminate this Lease as provided in the preceding sentence if the proposed transferee is an Affiliate of Tenant, as defined in Paragraph 11.2 of this Lease, provided that the Affiliate of Tenant is of reasonable financial strength. Notwithstanding the previous sentence, pursuant to Paragraph 11.2. TENANT AFFILIATE, Tenant shall remain primarily liable to perform Tenant's obligations under this Lease.

     20. PARAGRAPH 12. DEFAULTS; REMEDIES. Subsection (b) of Paragraph 12 is hereby deleted in its entirety and replaced with the following: The failure by Tenant to make any payment of Base Monthly Rent, Additional Rent, or any other payment required to be made by Tenant hereunder, within three (3) business days of the date on which it is due.

     21. PARAGRAPH 14. REAL ESTATE BROKERS. The following shall be added to the end of Paragraph 14. REAL ESTATE BROKERS: Landlord shall pay any commission or other compensation due the brokers noted in Schedule A pursuant to a separate written agreement.

22.  PARAGRAPH 25. HOLDOVER.  The phrase in the first sentence of Paragraph
25. HOLDOVER "twice the last Base Monthly Rent installment plus all" is hereby deleted and replaced with the following: 150% of the last Base Monthly Rent installment plus 100% of all.

     23. PARAGRAPH 29. SUBORDINATION. The following is hereby added to the end of Paragraph 29. SUBORDINATION: If a lender, upon acquisition by Landlord of the Underlying Real Property or thereafter, requires that this Lease be subordinate to any encumbrance created or recorded after the date of this Lease, this Lease shall be subordinate to that encumbrance and Tenant agrees to execute such reasonable documentation requested by such lender to effectuate such subordination provided that Tenant obtains from such lender a written agreement that provides substantially as follows:

     "As long as Tenant is not in default under this Lease, following any required notice and applicable grace periods, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, shall affect Tenant's rights under this Lease."

Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure which assumes the obligations of Landlord hereunder in writing.

     24. PARAGRAPH 32. SIGNS. The following is hereby added to the end of Paragraph 32. SIGNS. Notwithstanding anything to the contrary contained herein, Landlord shall provide, at its cost, monument signage for Tenant on Northport Loop East. In addition, Tenant, at its cost, shall have the right to install a large illuminated sign visible to I-880, provided that such sign (i) conforms with the CC&R's for the Project, (ii) complies with the sign ordinances of the City of Fremont and (iii) meets with Landlord's prior written approval, which shall not be unreasonably withheld.

     25. PARAGRAPH 43. EXHIBITS. Paragraph 43 is hereby deleted in its entirety and replaced with the following: The following exhibits are attached to this Lease and herein incorporated by reference: Exhibit A (Site Plan); Exhibit A-1 (Underlying Real Property), Exhibit B (Premises); Exhibit C (Tenant Estoppel Certificate); Exhibit D (Initial Improvements of Premises); Exhibit D-1 (Building Specifications); Exhibit E (Rules and Regulations for Tenant s Contractor(s)); Exhibit F (Plans and Specifications), a final set of which shall be attached after final approval by Landlord and Tenant; Exhibit G (Pension Plans); and Exhibit H (Rules and Regulations). Notwithstanding the fact that Paragraph 43 of the Original Lease incorrectly referenced EXHIBIT C as being Initial Improvements of Premises and EXHIBIT D as being "Rules and Regulations," the Exhibits to the Original Lease are hereby deleted in their entirety and replaced with EXHIBITS A through H attached hereto.





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     25.A.     PARAGRAPH 44. LENDER PROVISIONS.  Paragraph 44 of the Original
Lease LENDER PROVISIONS is hereby deleted in its entirety and replaced with the following:

          PARAGRAPH 44. ERISA. With the exception of this Lease, neither the Tenant nor any Tenant Affiliate is a tenant under a lease or any other tenancy arrangement: (i) with: (a) The Riggs National Bank of Washington, D.C., as Trustee of the Multi-Employer Property Trust; (b) the Multi-Employer Property Trust; (c) The National Bank of Washington Multi-Employer Property Trust, the previous name of the Multi-Employer Property Trust; (d) Alameda Industrial Properties Joint Venture; (e) Harman International Business Campus Joint Venture; (f) Beaverton-Redmond Tech Properties; (g) Corporate Drive Trust; (h) Goldbelt Place Joint Venture; or (i) Boca 1515, a joint venture; or (ii) involving any property in which the entities named in clauses (a), (b) or (c) are known by the Tenant to have an ownership interest.

     26. PARAGRAPH 45. EXTENSION OPTION. The following is hereby deleted from section (b) of Paragraph 45. EXTENSION OPTION: Notwithstanding the above, the Base Monthly Rent for the extension term shall in no event (be) less than the Base Monthly Rent for the last month of the original lease term.

     27. PARAGRAPH 46. OPTIONS. This paragraph in its entirety shall be renumbered as Paragraph 50.

     28. PARAGRAPH 46. TERMINATION OPTION. Tenant shall have the right to terminate this Lease ("Option to Terminate") on the last day of the eighty-fourth (84th) month after the Commencement Date ("Termination Date"). Tenant's Option to Terminate shall be exercisable only if (i) Tenant provides Landlord with not less than twelve (12) nor more than eighteen (18) months prior written notice of its intent to terminate and (ii) not less than thirty
(30) days prior to the Termination Date, Tenant pays to Landlord the unamortized portion of the tenant improvements and the prorated portion of any leasing commissions paid by Landlord in connection with this Lease (collectively, "Termination Reimbursement"). In each case, the sums described above will be amortized on a straight-line basis over the Term of the Lease, without allowance for interest. Landlord shall provide Tenant with notice of the amount of the preceding payments within sixty (60) days after the Commencement Date, together with Landlord's calculation of the Termination Reimbursement. If Tenant fails to provide Landlord with said written notice and payment of the Termination Reimbursement in the time frame outlined above, then Tenant's Option to Terminate shall be null and void and this Lease shall continue in full force and effect.

     29. PARAGRAPH 47. EXPANSION OPTION/FIRST RIGHT OF REFUSAL (PRIOR TO COMMENCEMENT DATE). The following section is hereby added as Paragraph 47 of the Lease: Anytime prior to the Commencement Date, Tenant shall have a one-time right of first refusal ("Right of First Refusal") to lease the adjacent approximately 30,000 square foot space ("Expansion Space") as shown on EXHIBIT A. Upon receipt by Landlord of a bonafide offer from a third party to lease the Expansion Space, which is acceptable to Landlord, Landlord shall give Tenant written notice and evidence of such offer. Tenant shall have five (5) business days from the date of such notice to provide Landlord written notice of Tenant's election to exercise Tenant's Right of First Refusal. If Tenant elects to exercise such Right of First Refusal, Landlord and Tenant shall enter into an amendment of this Lease incorporating the Expansion Space into this Lease and amending the terms of this Lease accordingly to reflect the addition of the Expansion Space. The Expansion Space shall be incorporated into this Lease on the same terms contained herein [including per square foot rent, term (which shall be coterminous with this Lease) and tenant improvement costs. If Landlord and Tenant are unable to execute a further amendment to this Lease, mutually acceptable to both parties, incorporating the Expansion Space into the Premises, after good faith efforts to negotiate such amendment within thirty
(30) days after Landlord's receipt of Tenant's notice to exercise or if Tenant does not exercise such Right of First Refusal, Tenant's Right of First Refusal shall terminate and be of no further force and effect. Tenant's Right of First Refusal shall terminate and be of no further force and effect upon the earlier of (i) the date that the Expansion Space is leased to any third party, or (ii) the Commencement Date. Notwithstanding anything to the contrary contained in this Paragraph, unless approved in writing by Tenant, Landlord shall not enter into a lease of the Expansion Space longer than five (5) years with any third party.

     Anytime prior to the Commencement Date, Tenant shall have a one-time option to lease ("Option to Expand") the adjacent approximately 30,000 square foot space ("Expansion Space") as shown on EXHIBIT A. If Tenant elects to exercise its Option to Expand, Tenant shall, prior to the





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Commencement Date, notify Landlord in writing of its election to exercise its
Option to Expand. Upon receipt by Landlord of written notice by Tenant to exercise its Option to Expand, Landlord and Tenant shall enter into an amendment of this Lease incorporating the Expansion Space into this Lease and amending the terms of this Lease accordingly to reflect the addition of the Expansion Space. The Expansion Space shall be incorporated into this Lease on the same terms contained herein [including per square foot rent, term (which shall be coterminous with this Lease) and tenant improvement costs]. If Tenant does not exercise its Option to Expand prior to the Commencement Date or if Landlord leases the Expansion Space to a third party, this Option to Expand shall terminate and be of no further force and effect.

     30.  PARAGRAPH 48. EXPANSION/FIRST RIGHT OF REFUSAL (AFTER COMMENCEMENT
DATE).  The following section is hereby added as Paragraph 48 of the Lease:
During the first six (6) months of the Term of the Lease, Tenant shall have a one-time right of first refusal ("Right of First Refusal") to lease the adjacent approximately 30,000 square foot space ("Expansion Space") as shown on EXHIBIT A. Upon receipt by Landlord of a bonafide offer from a third party to lease the Expansion Space, which is acceptable to Landlord ("Offer to Lease"), Landlord shall give Tenant written notice of such offer and the economic terms contained therein. Tenant shall have three (3) business days from the date of such notice to provide Landlord written notice of Tenant's election to exercise Tenant's Right of First Refusal. If Tenant elects to exercise such Right of First Refusal, Tenant shall enter into a lease with Landlord for such expansion space on the same economic terms (including rate and tenant improvement costs) as contained in the Offer to Lease, except that (i) the term of the lease of the Expansion Space shall be coterminous with the term of this Lease and (ii) upon expiration of what would have been the original term of the lease for the Expansion Space under the Offer to Lease accepted by Tenant, the base monthly rent for the Expansion Space shall be adjusted to be equal on a square foot basis with the Base Monthly Rent payable under this Lease and thereafter shall be adjusted in accordance with the rent increases described on Schedule A attached hereto. If, within thirty (30) days after Landlord's receipt of Tenant's notice to exercise, Landlord and Tenant are unable to negotiate in good faith a mutually acceptable amendment to this Lease incorporating the Expansion Space into the Premises, or if Tenant does not exercise such Right of First Refusal, Tenant's Right of First Refusal shall terminate and be of no further force and effect. Tenant's Right of First Refusal shall terminate and be of no further force and effect upon the earlier of (i) the date that the Expansion Space is leased to any third party, or (ii) the first day of the seventh (7th) month of the Term. Notwithstanding anything to the contrary contained in this Paragraph, unless approved in writing by Tenant, Landlord shall not enter into a lease of the Expansion Space longer than five (5) years with any third party.

     31. PARAGRAPH 49. OPTION TO PURCHASE. The following section is hereby added as Paragraph 48 of the Lease: Tenant shall have a one-time option to purchase the Premises, including all right, title and interest of Landlord in the Underlying Real Property (collectively "Property"), free and clear of any monetary liens or encumbrances except (i) any liens for then current property taxes or supplemental taxes or (ii) any liens or other items caused to be of record by Tenant anytime during the Term upon not less than nine (9) months prior written notice to Landlord ("Option to Purchase"). The terms of the Option to Purchase shall be as follows: The purchase price shall be calculated by taking the "Blended Annual Income" over the term of the Lease and dividing it by a capitalization rate of 8.375%. The Blended Annual Income shall be defined as the annual effective Base Monthly Rent, or equivalent rent, due to Landlord from all Leases in the building from the Commencement Date until the Expiration Date of this Lease. The annual effective Base Monthly Rent, or equivalent rent, shall be calculated in all instances on a net basis, consistent with the terms of this Lease. In the event there is a vacancy at the time Tenant exercises the Option to Purchase or there will be a vacancy anytime during the Term of this Lease, then the Tenant's effective Base Monthly Rent per square foot over the entire Term of the Lease shall be used to determine the income from the vacant space for the period of vacancy. In the event there is a lease of the Expansion Space, or a portion thereof, which terminates prior to the expiration of this Lease, then for purposes of calculating the purchase price, the Tenant's effective Base Monthly Rent per square foot shall be used to determine the income from such space for that period during which such space will be vacant. In addition, if the vacancy is an unimproved space (shell condition), then the aggregate of (i) a $20.00 per square foot tenant improvement allowance and (ii) all market leasing commissions which would be necessary in an arm's length transaction, to lease such vacant space shall be deducted from the purchase price.

     Notwithstanding Tenant's Option to Purchase, Landlord shall have the right to market the Property for sale at any time during the Term of this Lease provided, however, Tenant shall have a right of first offer as follows: If Landlord elects to market the property, Landlord shall notify Tenant in writing, and Tenant shall have forty-five (45) days in which to notify Landlord in writing of its decision to exercise the Option to Purchase in accordance with the terms and conditions outlined above. If Tenant fails to exercise its Option to Purchase, then Tenant shall not have the right to exercise its Option to Purchase for a period of one (1) year beginning on the date Landlord notifies Tenant of its intention to market the Property. If the property is sold to an independent third party during such one (1) year period, then Tenant's Option to Purchase shall terminate and be of no further force and effect. If Landlord fails to sell the Property during such one (1) year period, Tenant shall thereafter have the right to exercise its Option to Purchase subject to the same condition concerning Landlord's right to market contained herein.

     Upon exercise of Tenant's Option to Purchase, Landlord and Tenant, for a period of at least thirty (30) days, agree to negotiate in good faith a purchase agreement for Tenant's acquisition of the Property from Landlord. If Landlord and Tenant, after good faith efforts to negotiate a mutually acceptable purchase agreement, are unable to execute a mutually acceptable purchase agreement for Tenant's acquisition of the Underlying Real Property and the Premises within thirty (30) days after Landlord's receipt of Tenant s notice to exercise the Option to Purchase, Tenant's Option to Purchase shall terminate and be of no further force and effect.

     At the request of Tenant, Landlord shall deliver to Tenant a memorandum of the Option to Purchase described herein in recordable form. It specifically is the intent of the parties that upon expiration or termination of the Option to Purchase without the Option to Purchase having been effectively exercised, or termination of the Option to Purchase pursuant to this Lease or by mutual agreement, Tenant shall have no further right to purchase the Property and no other interest in the Property except as set forth in the Lease. If there should at any time arise the need for a quitclaim deed or any other further instrument to fully carry out this intent, Tenant covenants and agrees that it shall, within five (5) days of any request therefor, duly execute, acknowledge and deliver to Landlord such quitclaim deed or other further instrument or instruments. The provisions of this section shall survive the termination of this Lease.

     32. PARAGRAPH 51. ANTI-DISCRIMINATION. The following is hereby added as Paragraph 51. ANTI-DISCRIMINATION to the Lease: There shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin, or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises, nor shall the Tenant, or any person claiming under or through the Tenant, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, sublessees, subtenants, or vendees in the Premises.

     33. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall constitute one and the same instrument.

     34. AUTHORITY. This First Amendment has been duly authorized and executed on behalf of Tenant and Landlord and is valid, binding and enforceable on both parties in accordance with its terms.

     35. ORIGINAL LEASE. Except as amended hereby, the terms and conditions of the Original Lease shall remain in full force and effect in accordance with its terms.

                         LANDLORD:

                         RIGGS NATIONAL BANK OF WASHINGTON, D.C.
                         AS TRUSTEE OF THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST FORMED UNDER 12 C.F.R. SECTION 9.18


                         By:   /s/ Judith A. Lucia
                             ----------------------------------
                               Judith A. Lucia
                               Senior Trust Officer



                         TENANT:

                         TELCO SYSTEMS, INC.,
                         A DELAWARE CORPORATION


                         By:   /s/ John C. Kempf
                             ----------------------------------
                               John C. Kempf
                         Its:  Vice President & Controller, NA
                             ----------------------------------

                                   SCHEDULE A


                            BASIC LEASE INFORMATION
                            -----------------------


PARAGRAPH
REFERENCE
Preamble       LANDLORD:                Riggs National Bank of Washington,
                                        D.C. as Trustee of the Multi-Employer
                                        Property Trust Northport Business
                                        Park, a National Banking Association

Preamble       TENANT:                  Telco Systems, Inc., a Delaware
                                        Corporation

   1.3         BUILDING:                Building to be constructed on lots 7 and
                                        8 of approximately 7.58 acres located on
                                        Northport Loop East within the project
                                        commonly known as Northport Business
                                        Park, Fremont, California, as shown on
                                        the site plan attached as Exhibit A,
                                        subject to further revision.

1.4; 2.1       PREMISES:                The approximately 85,000 rentable
                                        square feet of the larger approximately
                                        115,000 square foot building, as shown
                                        on the space plan attached as Exhibit B,
                                        subject to a final set of working draw-
                                        ings to be provided at a later date.

  1.5          NET RENTABLE AREA
               OF PREMISES:             Approximately 85,000 rentable square
                                        feet.

  1.6          TENANT'S PERCENTAGE
               SHARE:                   73.913, subject to change due to
                                        revisions in Exhibits A and B.

  1.7          ESTIMATED OPERATING
               EXPENSES for
               calendar 1995:           To be determined

               ESTIMATED REAL PROPERTY
               TAX for calendar 1995:   To be determined

  3.1          TERM:                    10 years, subject to the provisions
                                        of Paragraph 46(A). TERMINATION
                                        OPTION.

  3.1          ESTIMATED
               COMMENCEMENT DATE:       Eleven Months following full execution of
                                        this First Amendment to Lease and delivery
                                        to the parties thereof.

  3.1          ESTIMATED
               EXPIRATION DATE:         Ten years following the Estimated
                                        Commencement Date referenced
                                        above.


 4.1           BASE MONTHLY RENT:

                                                   Monthly
                              Month of Term       Base Rent
                              -------------       ---------
                              1 through 36        $55,250.00
                                                  ($.65 per rentable
                                                  sq. ft.)*
                              37 through 72       $61,880.00
                                                  ($.728 per rentable
                                                  sq. ft.)*
                              73 through 108      $69,305.00
                                                  ($.8154 per rentable
                                                  sq. ft.)*
                              109 through 120     $77,621.00
                                                  ($.9132 per rentable
                                                  sq. ft.)*

                              *Should the Net Rentable Area of Premises change, the per rentable sq. ft. rate shall prevail to determine a new Monthly Base Rent. Landlord shall survey the Premises following substantial completion thereof, using either Kier & Wright or a surveyor reasonably approved by both parties and, if such survey indicates that the area of the Premises is more or less than 85,000 rentable square feet, measuring from the mid-point of exterior walls, but including areas below the dripline in the main entrance and secondary entrance, all terms of this Lease dependent on the area of the Premises, including Base Monthly Rent, the tenant improvement allowance, Security Deposit, and Tenant's Proportionate Share shall be adjusted, which adjustment shall be set forth in a further amendment to the Lease.


 20            SECURITY DEPOSIT:        Upon substantial completion of
                                        Landlord's Work, Tenant shall deposit
                                        with Landlord an amount such that
                                        the total Security Deposit shall
                                        increase to $77,621.00.

  5.1          PERMITTED USE:           General office, research and develop-
                                        ment, light assembly, engineering,
                                        manufacturing, testing and warehousing.

  5.2          CC&R s:                  Declaration of Covenants Running with
                                        the Landlord, recorded July 5, 1983 as
                                        Instrument No. 83-117850 by Cushing
                                        Road Investors, a California limited
                                        partnership.

                                        Declaration of Covenants, Conditions
                                        and Restrictions for Northport Business
                                        Park, recorded September 1, 1983 as
                                        Instrument No. 83-163024 by Northport
                                        Associates, a California limited
                                        partnership.

                                        Declaration of Covenants, Conditions
                                        and Restrictions for Northport Business
                                        Park.  Owner's Association recorded on
                                        September 1, 1983 as Instrument No.
                                        83-163025 by Northport Associates, a
                                        California limited partnership.



  14           TENANT'S BROKER,
               IF ANY:                  Colliers Parrish International, Inc. and
                                        Bishop Hawk Commercial Real Estate
                                        Commission paid per separate agreement

  22           LANDLORD'S ADDRESS
               FOR NOTICES:             Riggs National Bank of Wash. D.C.
                                        c/o Trammell Crow Company
                                        1241 East Hillsdale Blvd., Suite 200
                                        Foster City, CA  94404

               WITH COPY TO:            Kennedy Associates
                                        Real Estate Counsel, Inc.
                                        2400 Financial Center Building
                                        Seattle, WA  98161
                                        Attn:  Daniel Bockelmann

  22           TENANT'S ADDRESS
               FOR NOTICES:

                 prior to occupancy:
                                        4305 Cushing Parkway
                                        Fremont, CA  94538


                 after occupancy:
                                        to the Premises

  24           PARKING:                 3.5 non-exclusive spaces per 1000
                                        square feet leased.

  45           EXTENSION OPTION:        One 5-year option at 95% of fair market
                                        rent with no less than 6 months prior
                                        written notice.

  46           TERMINATION OPTION:      On the 84th month of the Lease with no
                                        less than 12 months prior written notice.

  47           EXPANSION FIRST RIGHT
               OF REFUSAL:              During the first 6 months of the
                                        Lease with 3 business days notice.

  48           PURCHASE OPTION:         Any time during the Lease Term with
                                        9 months prior written notice
                                        notwithstanding Landlord's right to
                                        market the property for sale.

                                   EXHIBIT A

                                   SITE PLAN

                                  EXHIBIT A-1

                            UNDERLYING REAL PROPERTY



REAL PROPERTY in the City of Fremont, County of Alameda, State of California, described as follows:


PARCEL ONE:
-----------

Being a portion of Lot 7, and a portion of Lot 6, as shown upon the Map of Tract 5048, recorded in Book 139, of Maps, at Pages 61 to 63, as described in the Lot line adjustment recorded December 18, 1990, Series No. 90-329795, Alameda County Records:

Being at the Southwest corner of said Lot 7, said point also being on the Easterly right-of-way line of Northport Loop East (64 feet wide), as shown upon said map;

Thence Northerly along the Westerly boundary line of said Lot 7, along a curve concave to the Southwest (whose center point bears South 52 degrees 57 minutes 17 seconds West) having a radius of 532.00 feet, through a central angle of 10 degrees 31 minutes 05 seconds, an arc length of 97.66 feet;

Thence continuing along said boundary line, North 47 degrees 33 minutes 48 seconds West, a distance of 161.39 feet;

Thence along a tangent curve concave to the Northeast having a radius of
468.00 feet, through a central angle of 31 degrees 39 minutes 22 seconds, an arc length of 258.57 feet;

Thence along a compound curve concave to the East, having a radius of 40.00 feet, through a central angle of 3 degrees 54 minutes 05 seconds, an arc length of 2.72 feet;

Thence departing said Westerly boundary line, North 58 degrees, 36 minutes 48 seconds East, a distance of 411.51 feet to a point on the Easterly boundary line of said Tract No. 5048;

Thence along said Easterly boundary line, South 31 degrees 23 minutes 12 seconds East, a distance of 441.23 feet;

Thence continuing along said Easterly boundary line South 31 degrees 30 minutes 09 seconds East, a distance of 33.00 feet to the Southeastern corner of said Lot 7;

Thence departing said Tract boundary line and along the Southerly line of Lot 7, South 52 degrees 57 minutes 17 seconds West, a distance of 349.11 feet to the point of beginning.

A.P. No. 525-1350-015-03


PARCEL TWO:
-----------

Parcel A:
---------

Lot 8, Tract 5048, filed July 5, 1983, Map Book 139, Page 61, Alameda County Records.

A.P. No. 525-1350-16

Parcel B:
---------

All of that land conveyed to the Northport Associates, a California limited partnership, by Director's Deed Number DO-014525-02-01 recorded April 2, 1984, Series No. 84-062947, Official Records of Alameda County; excepting therefrom that portion of said Director's Deed conveyed to the City of Fremont by that certain Deed recorded April 20, 1984, Series No. 84-077096, Official Records of Alameda County, California.

A.P. No. 525-1350-2-2

                                   EXHIBIT B

                                    PREMISES

                                (TO BE ATTACHED)

                                   EXHIBIT C

                          TENANT ESTOPPEL CERTIFICATE



TO: The Riggs National Bank of Washington, D.C., as Trustee of the Multi-Employer Property Trust

          c/o Kennedy Associates Real Estate Counsel, Inc.
          2400 Financial Center Building
          1215 Fourth Avenue
          Seattle, Washington  98161


THIS IS TO CERTIFY:

     1. That the undersigned is the Tenant under that certain Lease dated ____ ________, and, if applicable, amended on ______________, by and between Riggs National Bank of Washington, D.C. As Trustee Of The Multi-Employer Property Trust, A Trust Formed Under 12 C.F.R. section 9.18. ("Landlord"), and the undersigned ("Tenant") covering those certain premises located as shown on the drawing made part of the Lease (the "Premises").

     2. That said Lease is in full force and effect and, except as noted in Paragraph 1 above, has not been modified, changed, altered or amended in any respect, and is the only lease or agreement between the Tenant and the Landlord affecting the Premises.

     3. To the best of Tenant's knowledge, the information set forth below is true and correct:

          (a)  Square footage of the Premises: _________________________________
          (b)  Annual rent as of the Commencement of Lease: $___________________
          (c)  Current annual rent (if different than
               at commencement): $______________________________________________
          (d)  Commencement date of Lease:  ____________________________________
          (e)  Lease termination date: _________________________________________
          (f)  Rent paid to and including:  ____________________________________
          (g)  Security deposit:  $_____________________________________________
          (h)  Prepaid rent for and in amount of:  $____________________________
          (i)  Free rent period:  ________________  to  ________________________
          (j) Amount of current monthly escrow payment obligations with respect to taxes, insurance, and Common Area Maintenance charges under the Lease:

               Taxes:                             $ _____________
               Insurance:                         $ _____________
               Common Area Maintenance Charges:   $ _____________

          (k) Dates through which Tenant has paid monthly escrow payments and Common Area Maintenance charges:

               Escrow Payment for Taxes:          _______________
               Escrow Payment for Insurance:      _______________
               Common Area Maintenance Charges:   _______________

     4. DELETE IF TENANT HAS NOT OCCUPIED THE PREMISES: Tenant now occupies the Premises, accepts the Premises in their current condition subject only to those punch list items listed in EXHIBIT A, if any, and is not aware of any defect in the Premises except as described in EXHIBIT A, if any.

     4. DELETE IF TENANT HAS OCCUPIED THE PREMISES: Tenant does not occupy the Premises. The status of the plans and specifications for and the construction of Tenant Improvements is described in EXHIBIT A. Tenant is familiar with the Tenant Improvement work done to date and is not aware of any defect in such work, except as described in EXHIBIT A.

     5. No rent has been paid in the current month other than as disclosed in Paragraph 3. No free rent or other concessions, benefits, or inducements other than as specified in the Lease have been granted to Tenant or undertaken by the Landlord.

     6. Tenant has not been granted any renewal, expansion or purchase options and has not been granted any rights of first refusal except as disclosed in writing in the Lease.

     7. Neither Tenant nor to the best of Tenant's knowledge, Landlord is in breach of the Lease and there has not occurred any event, act, omission or condition which by notice or lapse of time or both or otherwise, will result in any breach by Tenant or to the best of Tenant's knowledge, by Landlord. As of the date hereof and except as set forth in the Lease, the undersigned is entitled to no credit, offset or deduction in rent. Tenant knows of no liabilities or obligations of Landlord which have accrued but are unsatisfied under the Lease as of the date of this Certificate.

     8. To the best of Tenant's knowledge, there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy laws or other laws for the relief of debtors of the United States or any state thereof.

     9. With the exception of this Lease and except as otherwise disclosed in writing to Landlord, neither the Tenant nor any affiliate of the Tenant is a tenant under a lease or any other tenancy arrangement (i) with (a) The Riggs National Bank of Washington, D.C., as Trustee of the Multi-Employer Property Trust; (b) the Multi-Employer Property Trust; (c) The National Bank of Washington Multi-Employer Property Trust, the previous name of the Multi-Employer Property Trust; (d) Alameda Industrial Properties Joint Venture; (e) Harman International Business Campus Joint Venture; (f) Beaverton-Redmond Tech Properties; (g) Corporate Drive Corporation as trustee of the Corporate Drive Nominee Realty Trust; (h) Goldbelt Place Joint Venture; or (i) Boca 1515, joint venture; or (ii) involving any property in which the entities named in clauses (a), (b) or (c) are known by the Tenant to have an ownership interest.

     DATED this _________ day of ____________, 19_.



                                   TENANT:

                                   TELCO SYSTEMS, INC.,
                                   A DELAWARE CORPORATION

                                   By:  _________________________

                                   Name:  _______________________
                                   Its:  ________________________




     (Tenant to attach EXHIBIT A to Tenant Estoppel Certificate, LIST OF DEFECTS, if necessary.)

                                   EXHIBIT D

                        INITIAL IMPROVEMENTS OF PREMISES



     1.   LANDLORD'S WORK
          ---------------

          1.1 Landlord, at its expense and through its general contractor, shall construct the Building Shell and common areas as more particularly described on Exhibit A, hereto attached. The scope of such construction shall include: the Building shell, roof, all exterior windows and doors, fire sprinklers at the roof line, skylights, utilities and services to the Building exterior, all of which shall be built in accordance with the building specifications attached hereto, as Exhibit D-1 ("Building Specifications") and the parking lot, common areas and landscaping

          1.2 Landlord, through its general contractor, shall furnish and install within the Premises those items of general construction ("Landlord's Work") shown on the plans and specifications finally approved by Landlord and Tenant (the "Final Plans and Specifications"), in compliance with all applicable codes and regulations.

     2.   COST OF LANDLORD'S WORK
          -----------------------
          2.1 As its contribution to the cost of Landlord's Work, Landlord shall provide to Tenant a tenant improvement allowance of up to a maximum of $1,700,000 (based on $20.00 per rentable square foot as specified in the Lease) ("Tenant Improvement Allowance"). Tenant shall pay the cost of all Landlord's Work which has been approved by Tenant as provided in Paragraphs
2.1 and 2.2 below subject to changes described in Paragraph 2.5, and which exceeds the Tenant Improvement Allowance with the exception of those items specified in 1.1 above, subject to the following: In the event Tenant does not use the entire Tenant Improvement Allowance, Landlord shall refund the remaining amount (not to exceed a total refund of $3.00 per square foot) to Tenant over the Lease Term. Such refund shall take the form of a reduction in Base Monthly Rent. In the event the tenant improvement costs exceed the Tenant Improvement Allowance, Tenant shall have the option to either pay for the improvements upon completion or have Landlord amortize the overage amount (not to exceed a total of $3.00 per square foot) over the Lease Term as additional Rent at an interest rate of 10%, annually. All amounts over $23.00 per square foot shall be paid by Tenant as provided in section 7.1, below.

          2.2 After the parties have approved the Final Plans and Specifications and prior to commencing Landlord's Work, Landlord shall select not less than three (3) general contractors approved by Landlord to bid on Landlord's Work. Landlord shall notify Tenant in writing of Landlord s approved contractors. Within three (3) business days after receipt of Landlord's list of approved contractors, Tenant shall submit to Landlord the name of one (1) general contractor to bid on Landlord's Work, which contractor and subcontractors shall use only union labor and shall be signatory to an appropriate collective bargaining agreement of the AFL- CIO. Landlord's three (3) approved contractors and Tenant's approved contractor shall be defined herein collectively as "Approved Contractors".
Thereafter, Landlord shall solicit bids from the Approved Contractors. Upon receipt of bids from all of the Approved Contractors, Landlord shall notify Tenant and deliver to Tenant copies of all such bids. Within (10) business days after Tenant's receipt of copies of the bids, Landlord and Tenant shall mutually attempt to select the general contractor to perform Landlord's Work. If Landlord and Tenant are unable to select a general contractor mutually acceptable to both parties within such ten (10) day period, Tenant and Landlord shall promptly consult with each other as necessary to (i) rebid Landlord's Work, (ii) negotiate the cost of Landlord's Work or (iii) redesign the Final Plans and Specifications to reduce the cost of Landlord's Work. After the parties agree upon the appropriate course of action, Landlord shall, if necessary, rebid Landlord's Work. Upon receipt of the new bids, Landlord shall notify Tenant and deliver to Tenant copies of all such new bids. Within ten (10) business days after Tenant's receipt of copies of the new bids, Landlord and Tenant shall attempt to select a general contractor mutually acceptable to both parties to perform Landlord's Work. If Landlord and Tenant are unable to select a general contractor mutually acceptable to both parties within such ten (10) day period, Landlord shall select the general contractor from those contractors rebidding. Tenant shall have no obligation to pay any portion of the cost of Landlord's Work in excess of the amount approved as set forth in this Paragraph 2.2, plus the costs of any change orders approved by Tenant or otherwise described in

Paragraph 2.5 below. As used herein, the term "cost of Landlord's Work" shall mean those costs and expenses incurred by Landlord to construct Landlord's Work, including, but not limited to:

          (i) All costs paid to general contractors and subcontractors for labor, material, permits, bonds and the like relating to the interiors of the Premises.

         (ii) Construction management costs not to exceed 5% of the cost of Landlord's Work;

        (iii)  Architectural, engineering and other design fees, if any;

         (iv)  Plans, drawings and printing costs;

          (v)  Insurance premiums;

         (vi)  Cost of any reasonably required reports, surveys or studies;

        (vii) the cost of utility connections, installation of utility facilities and meters and user installation or hook-up fees;

       (viii) Cost of labor, material and overhead for change orders approved by Landlord in accordance with this Exhibit D and minor field changes;

         (ix) All governmental fees and development impact fees, including fees for permits, charges and costs of obtaining governmental approvals;

          (x)  Recording costs and filing fees; and

         (xi) All other costs reasonably incurred by Landlord in connection with construction of Landlord's Work, provided that no compensation will be payable for any services rendered by Landlord in connection with the performance of Landlord's Work, except as expressly approved by Tenant in accordance with Paragraph 2.1 and 2.2(ii) above.

          The cost of constructing Landlord's Work shall not include the following: (i) all costs and expenses relating to the items specified in 1.1, above; (ii) wages, labor and overhead for overtime and premium time; or
(iii) interest and fees for construction financing.

          2.3 Landlord's obligation to perform Landlord's Work shall not require Landlord to incur overtime costs and expenses and shall be subject to unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of material or supplies and any other cause or even beyond Landlord's reasonable control.

          2.4 Tenant shall promptly pay Landlord the excess of the cost of Landlord's Work over the Tenant Improvement Allowance following the Commencement Date and within twenty (20) days after receipt by Tenant of a statement therefor.

          2.5 It is understood and agreed by Tenant that any minor changes from any plans and specifications that may be reasonably necessary during construction of the Premises shall not affect, change or invalidate this Lease and shall not require Tenant's consent. Any material changes to the Final Plans and Specifications shall require Tenant's written consent. Tenant shall attempt to approve or disapprove any changes to the Final Plans and Specifications within 24 hours after receipt of any such request from Landlord; provided, however, if Tenant fails to notify Landlord within 72 hours after receipt of any such request from Landlord, Tenant shall be deemed to have consented to such change.

     3.   PLANS AND SPECIFICATIONS
          ------------------------

          3.1 Landlord, through its architect and engineer, shall furnish all architectural and engineering plans and specifications ("Plans and Specifications") required for the construction of Landlord's Work. Tenant, at its own expense, shall within 20 days of the date of Lease execution provide instructions to Landlord's architect and engineer sufficient to enable Landlord's architect and engineer to complete Plans and Specifications.

          3.2 All Plans and Specifications are subject to Tenant's and Landlord's approval, which shall not be unreasonably withheld. Tenant shall approve all Plans and Specifications, whether preliminary or Final, within 5 days of submission to Tenant by Landlord.

     4.   TENANT'S WORK
          -------------

          4.1 Any items or work not shown in the approved Final Plans and Specifications, such as telephone service, furnishings or floor covering, for which Tenant contracts separately (hereinafter "Tenant's Work"), shall be subject to Landlord's policies and schedules and shall be conducted in such a way as not to hinder, cause any disharmony with, or delay work in
the Building.    Tenant's suppliers,  contractors,  workmen and  mechanics
shall  be  subject to  approval by Landlord, which  shall  not be  unreasonably withheld or delayed, prior to the commencement of their work and shall be subject to Landlord's administrative control while performing their
work.   Landlord  shall coordinate  with Tenant's representative  the
scheduling  of  Tenant's  Work.    Prior  to  commencement  of Landlord s
Work, Tenant shall notify Landlord with respect to any special scheduling requirements of Tenant in connection with the installation of
Tenant's Work.   If at  any time  any supplier, contractor,  workman or
mechanic performing Tenant's Work hinders or delays any other work in the Building or performs any work which may or does impair the quality, integrity or performance of any portion of the Building, Tenant shall take all steps necessary to bring an end to the delay or hindrance, and the contractor in question shall not recommence Tenant's Work until reasonable steps have been taken to avoid further delay or hindrance, provided that the parties acknowledge that Tenant will be required to employ union labor, as defined in Paragraph 2.2, herein, in performing Tenant's Work, with the exception of labor hired for network cabling for personal and mainframe computer systems
and related items.   Tenant shall reimburse Landlord for any  repairs or
corrections of Landlord's Work or of Tenant's Work or of any portion of the Building caused by or resulting from the work of any supplier, contractor, workman or mechanic with whom Tenant contracts. Tenant shall bear the cost of Landlord's expenses resulting from the performance of Tenant's Work, including, without limitation, the cost of hoisting, cleaning, security, administration and coordination by Landlord or Landlord's contractor. Tenant shall reimburse Landlord for Landlord's reasonable costs for design reviews and approvals and reviews of construction progress, and for the cost of all utilities and the services provided by Landlord to or for the Premises during the performance of Tenant's Work. Landlord shall provide access to Tenant's suppliers, contractors, workmen and mechanics so as to achieve timely completion and occupancy of the Premises. Tenant will have no less than five (5) and no more that ten (10) business days access to the Premises to install cable before drywall is installed.

     5.   [RESERVED]

     6.   COMPLETION DATE
          ---------------

          6.1 Landlord shall, when construction progress so permits, notify Tenant in advance of the approximate date on which Landlord's Work will be substantially completed and will notify Tenant when Landlord's Work is in fact substantially completed which latter notice shall constitute delivery
of possession  of  the Premises  to Tenant.   If any  dispute shall arise  as
to whether the Premises are substantially completed and ready for Tenant s occupancy, a certificate furnished by an independent architect mutually agreed by Landlord and Tenant certifying the date of substantial completion
shall be conclusive.   If Landlord shall be delayed in substantially completing
said work as a  result of any of the following ("Tenant Delays"):

               (a) Tenant's failure to furnish complete and timely instructions or approvals,

               (b) Tenant's failure to formally approve (a) Schematic Design by 12/13/94 and (b) Design Drawings by 1/12/95, provided that Tenant has had at least five (5) business days to review each (a) and (b),

               (c) Tenant's changes to any Plans and Specifications after approval thereof,

               (d) Tenant's request for materials, finishes or installations other than Landlord's Building standard except as expressly provided in approved Plans and Specifications, or

               (e) Hindrance or disruption of the work of Landlord s contractor resulting from Tenant's Work, then the Commencement Date under the Lease shall be advanced by the number of days of such delay. Subject to the provisions above relating to delays in the Estimated Commencement Date, Landlord will be responsible for delivering the Premises (including building shell and Tenant Improvements as defined in Exhibits A, B and D) to Tenant.

          6.2 Except as expressly provided below or otherwise in the Lease, failure of Landlord to deliver possession of the Premises within the time and in the condition provided for in the Lease will not give rise to any claim for damages by Tenant against Landlord or Landlord's contractor. If Landlord fails to deliver the Premises in the condition as provided for under this Lease, Landlord shall promptly correct any such deficiencies, excluding any immaterial deficiencies which do not prevent Tenant from using the Premises for their intended use. If Landlord fails to correct such deficiencies within a reasonable time, Tenant may pursue its legal remedies against Landlord.

     7.   PAYMENT
          -------

          7.1 Tenant shall pay to Landlord all amounts due from or payable by Tenant under the terms of this Exhibit D within 20 days following delivery of Landlord's invoice therefor following completion of Landlord s Work, and the provisions of Section 4 of the Lease with respect to late charges and interest on late payments shall apply as to interest payable on amounts not paid within such period.

     8.   TIME PERIODS
          ------------

          8.1 All time periods referred to in this Exhibit D shall be computed on a calendar basis with no allowance for holidays, weekends or other customs.

     9.   BASE BUILDING DESIGN
          --------------------

          9.1  Tenant  may  request  changes  to the  Building  Specifications
(as definedin  Exhibit D-1).    Landlord shall  have  no obligation  to  make
any  such changes.   If Landlord  in  its sole  discretion shall  agree to  any such change, Landlord shall prepare Plans and Specifications and obtain an estimate of the cost for approval by Tenant. Tenant shall pay in advance Landlord's estimate of any and all costs of such changes (including, without limitation, the costs of labor, materials, equipment, supervision and a management fee) subject to adjustment of costs upon completion.

                                  EXHIBIT D-1


                            BUILDING SPECIFICATIONS


Location:               Northport Business Park
                        Fremont, California

Building Size:          Approximately 115,717 square feet
                        (50% office, 50% Manufacturing/Warehouse)

Acres:                  7.59 acres

Code Compliance:        The design will conform to all standards specified in the
                        1991 Uniform Building Code.  In addition, the design will meet all other local adjustments to this code.

Structural Design:      As with code compliance, the structural design will meet all the requirements of the 1991 Uniform Building Code. The structural components of the building will include concrete tilt-up walls, a glue-lam panelized roof system with internal shear walls and draft curtains, as necessary.  This design should meet or exceed all lender or insurer requirements with regards to probable maximum loss (PML)
                        calculations.

ADA Compliance          The project will meet all Title III provisions of the
                        Americans With Disabilities Act as published in the Federal Register on
                        July 26, 1991 .  This section of the act deals with public accommodation and commercial facilities.

Parking:                463 stalls (4/1,000 s.f.)

Construction Type:      Type III-N, B2 occupancy

Wall Construction:      Concrete panelized tilt-up system with tex coat paint at
                        exterior

Truck Docks:            4 12' x 12' dual purpose           (dock & grade)
                        2 grade  knock out  panels

Clear Height:           18'-0" minimum clear to underside of structural
                        beams/joints

Floor Loads:            Conventional spread footings, 5" thick 4,000 p.s.i.
                        concrete slab on grade with vapor barrier

Sprinkler System:       Wet - roof system meeting all local building codes

Lighting:               Exterior - High pressure sodium

Skylights:              Standard warehouse skylights

Doors:                  Exterior entrance doors:  anodized aluminum frame, tempered glass per code; glazing to be light tint, non-reflective.
Exterior exit doors:    18 gauge steel man doors with hollow metal frames.


BUILDING SPECIFICATIONS - PAGE TWO


Exterior Office Windows:        Aluminum sections with anodized finish, glass to be
                                reflective 1/4" plate, vertical joints to be butt glazed.

Utility Service:                Utilities stubbed into building (sewer extended through
                                building) Electrical Service minimum 2000 Amps, 277/480 Volts, 3
                                Phase

                                  Available to each tenant space:
                                  Gas - 1 lb. pressure with separate meters
                                  Electric - 277/480 volts, 3 phase
                                  Water - 2  copper
                                  Sewer - 4  PVC
                                  Telephone - wiring within under-slab conduit

Driveway/Truck Area:            2.5" asphalt top course at parking areas
                                3.5" asphalt top course at traffic areas
                                4" asphalt base course
                                4" crushed stone sub-base
                                95% compacted subgrade

Landscaping:                    Rough grading (site to balance), vertical curbs and gutters and driveway approaches and truck wells.
                                Deciduous trees, evergreen plantings, and low maintenance
                                ground cover with fully automatic sprinkler system.  Walks will be of concrete.  An exterior patio area is also planned.

                                   EXHIBIT E

                             RULES AND REGULATIONS
                           FOR TENANT'S CONTRACTOR(S)


1. Tenant's contractor will be responsible for making arrangements with Landlord as to time for the use of Building and equipment such as elevators and loading areas. The delivery of materials, equipment and supplies to the Building or Premises must be coordinated with Landlord at least two (2) business days prior to delivery. The Building debris box is not to be used for waste produced by Tenant's contractor.

2. Tenant's contractor shall not interfere with the Landlord's contractor and sub-trades in any way and will cooperate fully with same.

3. All Tenant's contractor's waste and debris must be removed from the Premises and Building regularly and promptly. All combustible waste and debris must be stored in a covered, fire-proof container prior to removal.

4. Tenant's contractor and sub-trades shall take all precautions to ensure the security and the site condition of the Premises and Building in which the work is being performed, including their own tools, equipment and materials, and are responsible for any damage caused by employees and sub-trades to any part of the Building or Premises.

5.   (reserved)

6.   (reserved)

7. Tenant's contractor shall remove and properly replace underfloor duct access covers as required for Tenant's trades and services. Any damage to underfloor duct access coverings shall be repaired or replaced by Tenant's contractor to the satisfaction of Landlord.

8. Tenant's contractor must provide their own fire protection equipment, have same on premises at all times and conform to any requirements of Landlord or Landlord's contractor regarding fire protection.

9. Tenant's contractor shall carry out all work in compliance with all Federal, State, County and City Building Codes and applicable Acts, Ordinances and Statutes.

10. Tenant's contractor shall provide all their own protective devices and coverings, so as to protect the Building finishes provided by Landlord in the Building.

11. No attachments to or use of window frames and mullions, ceiling systems, glass, ceiling frame or Building frame, will be permitted without the expressed written consent of Landlord.

12. All Tenant's contractors, employees and trades must be confined to the area in which work is being performed.

13. Tenant or Tenant's contractor shall carry builder's risk insurance with limits of not less than the amount requested by Landlord, insurance covering loss or damage to the work during the course of construction; worker's compensation/employer's liability insurance covering all employees of contractor and subcontractor. All such policies shall name Landlord and Tenant as additional insureds. A certificate of insurance must be provided to Landlord prior to commencement of work.

14. Any construction, alteration, maintenance, repair, replacement, removal or decoration undertaken by Tenant's contractor shall be carried out in a good, workmanlike, and prompt manner, shall comply with applicable statutes, laws, ordinances, regulations, rules, orders and requirements of the authorities having jurisdiction thereof, and shall be subject to supervision by Landlord or its employees, agents, or contractors. All construction shall be performed in a timely manner without delays or interruptions.

15. Tenant's contractors shall not use excessive quantities of electricity or water and shall not shut off any water, electricity, sprinkler systems or other services without first obtaining Landlord's express authorization.

                                   EXHIBIT F

                             PLANS & SPECIFICATIONS

                                (TO BE ATTACHED)

                                   EXHIBIT G

                                 PENSION PLANS



Intentionally Blank

                                   EXHIBIT H

                              RULES & REGULATIONS


1. Common Areas of the Facility shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective premises.

2. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises (other than in cafeteria) except private use by Tenant of Underwriters Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, and microwave oven for employee use shall be permitted, provided that such use is in accordance with all applicable Federal, state and municipal laws, codes and ordinances, rules and regulations.

3. Tenant shall not occupy the Premises or permit any portion of the Premises to be occupied for the manufacture or direct sale of liquor, narcotics, or tobacco in any form.

4.   No Tenant shall use or keep in the Premises or the Facility any kerosene, gasoline or inflammable or combustible fluid or dangerous chemical
or radioactive substance or other dangerous material.   No Tenant shall use any
method of heating or ventilation or air conditioning other than that supplied by Landlord. No Tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Facility by reason of noise, odors or vibrations, or interfere in any way with other Tenants or those having business at the Facility.

5. Tenant shall not use in the Premises any machines, other than standard office machines such as typewriters, calculators, copying machines, personal computers and similar machines, without the prior written approval of Landlord with the exception of those types of machines currently in use by Tenant. All office equipment and any other device of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, so as to absorb or prevent any vibration, noise or annoyance.

6.   Tenant is responsible for cleaning all windows, inside and out.

7. No animals or birds shall be brought to or kept in the Premises or Facility.

8. The Tenant will keep all doors opening to the exterior of the Building, all fire doors and all smoke doors closed at all time.

9. Tenant agrees that it shall comply with all reasonable fire and security regulations that may be issued from time to time by Landlord and upon request Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all manners pertaining to such fire or security regulations.

10. Tenant will not place objects on window sills or otherwise obstruct the exterior wall window covering.

11. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Building. Without the written consent of Landlord, Tenant shall not use the name of the Facility in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

12. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of the Lease.

13. Landlord reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Facility and for the preservation of good order therein.

14. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenants or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Facility.

15. Tenant shall be liable to Landlord and to each other Tenant of the Facility for any loss, cost, expense, damage or liability, including attorneys fees, caused or occasioned by the failure of Tenant to comply with these rules, but Landlord shall have no liability for failure or for failing or being unable to enforce compliance therewith by any Tenant and such failure by Landlord of non-compliance by any other Tenant shall not be a ground for termination by Tenant of the Lease to which these rules and regulations are attached.

                           SECOND AMENDMENT TO LEASE



     THIS SECOND AMENDMENT TO LEASE (the "Second Amendment") is made and entered into MAY 8th, 1995 by and between RIGGS NATIONAL BANK OF WASHINGTON, D.C. AS TRUSTEE OF THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST FORMED UNDER 12 C.F.R. SECTION 9.18 ("Landlord"), and TELCO SYSTEMS, INC., A DELAWARE CORPORATION ("Tenant").

                                   RECITALS:
                                   ---------

     A.   Landlord's  predecessor-in-interest,  Pactel  Properties,   a
California Corporation, and Tenant entered into that certain Standard Triple Net Industrial Lease dated May 3, 1990 (the " Original Lease"), covering certain premises consisting of approximately 62,261 rentable square feet (the "Original Premises") located in Building 10 in the project commonly
known as  Northport Business Park ("Project")  and  more   particularly  known
as  4305  Cushing  Parkway,  Fremont, California (the "Original Building").

     B. Landlord and Tenant entered into that certain First Amendment To Lease, dated March 31, 1995 (the "First Amendment"), covering certain Premises consisting of approximately 85,000 rentable square feet (the "Premises") located in a building to be constructed of approximately 115,000 rentable square feet (the "Building"), and more particularly described in the First Amendment.

     C. Pursuant to Paragraph 29 of the First Amendment, Tenant has exercized its Option to Expand the Premises to include the entire Building.

     D. In connection with Tenant's exercize of its Option to Expand, Landlord and Tenant desire to amend the Lease to, among other things, revise the description of the Premises, adjust the rent, provide an additional Tenant Improvement Allowance, and to make other related changes as provided below.

     NOW, THEREFORE, for good and adequate consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease and agree as follows:

     1. DEFINED TERMS. All capitalized terms used in this Second Amendment shall have the meanings given in the Original Lease, unless otherwise defined in the First Amendment or herein. For purposes of this Second Amendment, the term Lease shall be defined herein to include the Original Lease, the First Amendment, and this Second Amendment.

     2.   SCHEDULE  A  -  BASIC LEASE  INFORMATION.    SCHEDULE  A  -  BASIC
LEASE INFORMATION, which is attached to the First Amendment shall be deleted in its entirely upon the Commencement Date and replaced with the revised SCHEDULE A - BASIC LEASE INFORMATION attached to this Second Amendment.

     3. EXHIBIT A. SITE PLAN. The Site Plan attached to the First Amendment as Exhibit A is hereby deleted in its entirely and replaced with the revised Site Plan attached to this Second Amendment as Exhibit A.

     4.   EXHIBIT  D.  INITIAL IMPROVEMENTS  OF PREMISES.    The first
sentence of Paragraph 2.1 of EXHIBIT D. INITIAL IMPROVEMENT OF PREMISES is hereby deleted and replaced with the following: As its contribution to the cost of Landlord's Work, Landlord shall provide to Tenant a tenant improvement allowance of up to a maximum of $2,314,340 (based upon $20.00 per rentable square foot as specified in the Lease) ("Tenant Improvment Allowance").

     5.   PARAGRAPH  47.   EXPANSION  OPTION/FIRST  RIGHT  OF   REFUSAL  (PRIOR
TO COMMENCEMENT DATE). Paragraph 29 of the First Amendment is hereby deleted in its entirety.


     6.   PARAGRAPH 48. EXPANSION/FIRST RIGHT OF REFUSAL (AFTER COMMENCEMENT
DATE).  Paragraph 30 of the First Amendment is hereby deleted in its entirety.

     7. AUTHORITY. This Second Amendment has been duly authorized and executed on behalf of Tenant and Landlord and is valid, binding and enforceable on both parties in accordance with its terms.

     8. ORIGINAL LEASE. Except as amended hereby and in the First Amendment, the terms and conditions of the Original Lease shall remain in full force and effect in accordance with its terms.



LANDLORD:

RIGGS NATIONAL BANK OF WASHINGTON, D.C.
AS TRUSTEE OF THE MULTI-EMPLOYER PROPERTY TRUST,
A TRUST FORMED UNDER 12 C.F.R. SECTION 9.18


By:  /s/ Judith A. Lucia
     ---------------------------------
     Judith A. Lucia
     Senior Trust Officer



TENANT:

TELCO SYSTEMS, INC.,
A DELAWARE CORPORATION


By:  /s/ John C. Kempf
     ---------------------------------
     John C. Kempf
     Vice President - Controller

                                   SCHEDULE A


                            BASIC LEASE INFORMATION
                            -----------------------



PARAGRAPH
REFERENCE
Preamble       LANDLORD:                Riggs National Bank of Washington,
                                        D.C. as Trustee of the Multi-Employer
                                        Property Trust Northport Business
                                        Park, a National Banking Association

Preamble       TENANT:                  Telco Systems, Inc., a Delaware
                                        Corporation

   1.3         BUILDING:                Building to be constructed on lots 7 and
                                        8 of approximately 7.58 acres located on
                                        Northport Loop East within the project
                                        commonly known as Northport Business
                                        Park, Fremont, California, as shown on
                                        the site plan attached as Exhibit A,
                                        subject to further revision.

1.4; 2.1       PREMISES:                The approximately 115,717 rentable
                                        square foot building, as shown
                                        on the space plan attached as Exhibit B,
                                        subject to a final set of working draw-
                                        ings to be provided at a later date.

  1.5          NET RENTABLE AREA
               OF PREMISES:             Approximately 115,717 rentable square
                                        feet.

  1.6          TENANT'S PERCENTAGE
               SHARE:                   100.00.

  1.7          ESTIMATED OPERATING
               EXPENSES for
               calendar 1995:           To be determined

               ESTIMATED REAL PROPERTY
               TAX for calendar 1995:   To be determined

  3.1          TERM:                    10 years, subject to the provisions
                                        of Paragraph 46(A). TERMINATION
                                        OPTION.


  3.1          ESTIMATED
               COMMENCEMENT DATE:       Eleven Months following full
                                        execution of the First Amendment
                                        to Lease and delivery to the parties
                                        thereof.

  3.1          ESTIMATED
               EXPIRATION DATE:         Ten years following the Estimated
                                        Commencement Date referenced
                                        above.

4.1            BASE MONTHLY RENT:

                                                   Monthly
                              Month of Term       Base Rent
                              -------------       ---------
                              1 through 36        $75,216.00
                                                  ($.65 per rentable
                                                  sq. ft.)*
                              37 through 72       $84,242.00
                                                  ($.728 per rentable
                                                  sq. ft.)*
                              73 through 108      $94,356.00
                                                  ($.8154 per rentable
                                                  sq. ft.)*
                              109 through 120     $105,672.00
                                                  ($.9132 per rentable
                                                  sq. ft.)*

                              *Should the Net Rentable Area of Premises change, the per rentable sq. ft. rate shall prevail to determine a new Monthly Base Rent. Landlord shall survey the Premises following substantial completion thereof, using either Kier & Wright or a surveyor reasonably approved by both parties and, if such survey indicates that the area of the Premises is more or less than 115,717 rentable square feet, measuring from the mid-point of exterior walls, but including areas below the "dripline" in the main entrance and secondary entrance, all terms of this Lease dependent on the area of the Premises, including Base Monthly Rent, the tenant improvement allowance, Security Deposit, and Tenant's Proportionate Share shall be adjusted, which adjustment shall be set forth in a further amendment to the Lease.

 20            SECURITY DEPOSIT:        Upon substantial completion of
                                        Landlord's Work, Tenant shall deposit
                                        with Landlord an amount such that
                                        the total Security Deposit shall
                                        increase to $105,672.00.

  5.1          PERMITTED USE:           General office, research and develop-
                                        ment, light assembly, engineering,
                                        manufacturing, testing and warehousing.

  5.2          CC&R's:                  Declaration of Covenants Running with
                                        the Landlord, recorded July 5, 1983 as
                                        Instrument No. 83-117850 by Cushing
                                        Road Investors, a California limited
                                        partnership.

                                        Declaration of Covenants, Conditions
                                        and Restrictions for Northport Business
                                        Park, recorded September 1, 1983 as
                                        Instrument No. 83-163024 by Northport
                                        Associates, a California limited
                                        partnership.

                                        Declaration of Covenants, Conditions
                                        and Restrictions for Northport Business
                                        Park.  Owner's Association recorded on
                                        September 1, 1983 as Instrument No.
                                        83-163025 by Northport Associates, a
                                        California limited partnership.

  14           TENANT'S BROKER,
               IF ANY:                  Colliers Parrish International, Inc. and
                                        Bishop Hawk Commercial Real Estate
                                        Commission paid per separate agreement

  22           LANDLORD'S ADDRESS
               FOR NOTICES:             Riggs National Bank of Wash. D.C.
                                        c/o Trammell Crow Company
                                        1241 East Hillsdale Blvd., Suite 200
                                        Foster City, CA  94404

               WITH COPY TO:            Kennedy Associates
                                        Real Estate Counsel, Inc.
                                        2400 Financial Center Building
                                        Seattle, WA  98161
                                        Attn:  STEVE ROTHERT

  22           TENANT'S ADDRESS
               FOR NOTICES:

                 prior to occupancy:
                                        4305 Cushing Parkway
                                        Fremont, CA  94538


                 after occupancy:
                                        to the Premises

  24           PARKING:                 3.5 non-exclusive spaces per 1000
                                        square feet leased.

  45           EXTENSION OPTION:        One 5-year option at 95% of fair market
                                        rent with no less than 6 months prior
                                        written notice.

  46           TERMINATION OPTION:      On the 84th month of the Lease with no
                                        less than 12 months prior written notice.

  47           EXPANSION FIRST RIGHT
               OF REFUSAL:              Deleted.

  48           PURCHASE OPTION:         Any time during the Lease Term with
                                        9 months prior written notice
                                        notwithstanding Landlord's right to
                                        market the property for sale.





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                                   EXHIBIT A

                                   SITE PLAN





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